UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2011
ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32740 (Commission File Number)	30-0108820 (IRS Employer Identification Number)
3738 Oak Lawn
Dallas, Texas 75219
(Address of principal executive offices, including zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
     Energy Transfer Equity, L.P. (the “Partnership”) and Southern Union Company (“SUG”) issued a joint press release announcing that the two companies have entered into an amended and restated merger agreement pursuant to which the Partnership will acquire SUG for $9.4 billion, including $5.7 billion in cash and common units of the Partnership. Under the terms of the amended and restated merger agreement, SUG stockholders can elect to exchange their common shares for $44.25 in cash or 1.000 common unit of the Partnership. The maximum cash component is 60% of the aggregate consideration and the common unit component can fluctuate between 40% and 50%. Elections in excess of either the cash or common unit limits will be subject to proration. Consistent with the increase in the merger consideration, the termination fees and expense reimbursement contemplated by the existing merger agreement have been increased to $181.3 million and $54.0 million, respectively.
     A copy of the joint press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     The Partnership and Energy Transfer Partners, L.P. (“ETP”) issued a joint press release announcing that the two partnerships have entered into an amended definitive merger agreement pursuant to which it is anticipated SUG will cause the contribution to ETP of a 50% interest in Citrus Corp., which owns 100% of the Florida Gas Transmission pipeline system and is currently jointly owned by SUG and El Paso Corporation, in exchange for approximately $1.895 billion in cash and $105 million of ETP common units, contemporaneous with the completion of the merger between the Partnership and SUG. A copy of the joint press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 8.01. Other Events.
     To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated July 19, 2011 Announcing Entry into Amended and Restated Agreement and Plan of Merger with Southern Union Company.

Exhibit 99.2	Energy Transfer Equity, L.P. Press Release dated July 19, 2011 Announcing Entry into Amended Agreement and Plan of Merger with Energy Transfer Partners, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
	By:	LE GP, LLC,
its general partner

Date: July 19, 2011	By:	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated July 19, 2011 Announcing Entry into Amended and Restated Agreement and Plan of Merger with Southern Union Company.

Exhibit 99.2	Energy Transfer Equity, L.P. Press Release dated July 19, 2011 Announcing Entry into Agreement and Plan of Merger with Energy Transfer Partners, L.P.